Unbilled Revenue (Tables)	12 Months Ended
Jun. 30, 2024
Unearned Revenue
Schedule of Unbilled Revenues

	2024	2023
Beginning of the year	$7,405,866	-
Amounts invoices included in the beginning balance	(7,405,866)	-
Net increase in unbilled revenue recognized during the year	666,722	7,405,866
Foreign currency Impact	26	-
End of the year	$666,748	7,405,866